UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

FUNDAMENTAL GLOBAL INC.

(Exact name of registrant as specified in charter)

Nevada	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Gateway Blvd, Suite 204 Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGF	The Nasdaq Stock Market LLC
8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 29, 2024, FG Financial Group, Inc., a Nevada corporation (“FGF” or the “Company”), and FG Group Holdings Inc., a Nevada corporation (“FGH”) completed a merger transaction pursuant to which FGH common stockholders received one share of FGF common stock for each share of common stock of FGH held by such stockholder (“FGF Merger”). In connection with the FGF Merger, the Company changed its name to Fundamental Global Inc. The FGF Merger involved a change of control between two businesses and was accounted for as a reverse acquisition in accordance with ASC 805 – Business Combinations. A reverse acquisition occurs when the entity that issues securities (the legal acquirer) is identified as the acquiree for accounting purposes and the entity whose equity interests are acquired (the legal acquiree) is identified as the acquirer for accounting purposes. FGH was determined to be the accounting acquirer. As a result of the reverse merger of FGF and FGH, the condensed consolidated financial statements for the periods prior to the merger represent the results of FGH, as the accounting acquirer. For periods subsequent to the FGF Merger, the condensed consolidated financial statements represent the combined results of FGH and FGF. We are including in this Current Report on Form 8-K the audited financial statements of FGH for the years ended December 31, 2023 and 2022, which are now the historical audited financial statements of the Company following the consummation of the FGF Merger, as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Haskell & White LLP
99.1	Consolidated Financial Statements of FG Group Holdings Inc. for the years ended December 31, 2023 and 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNDAMENTAL GLOBAL INC.

Date:	June 18, 2024	By:	/s/ Mark D. Roberson
		Name:	Mark D. Roberson
		Title:	Chief Financial Officer